Exhibit 99.1

360 ENERGY ENGINEERS, LLC

LAWRENCE, KANSAS

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

AND

INDEPENDENT ACCOUNTANTS REVIEW’ REPORT

A Professional Association • Certified Public Accountant

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

TABLE OF CONTENTS

Page
Independent Accountants’ Review Report on Financial Statements	1

Balance Sheet	2

Statement of Income and Retained Earnings	3

Statement Cash Flow	4

Notes to Financial Statements	5 - 9

To the Partners of

360 Energy Engineers LLC

INDEPENDENT ACCOUNTANT’S REVIEW REPORT ON FINANCIAL STATEMENTS

We have reviewed the accompanying balance sheet of 360 Energy Engineers, LLC as of September 30, 2014, and the related statements of income and retained earnings and cash flows for the nine months then ended. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for the nine months ended September 30, 2014, in order for them to be in conformity with accounting principles generally accepted in the United States of America.

The financial statements for the year ended December 31, 2013, were audited by us and we expressed an unqualified opinion on them in our report dated May 9, 2014, but we have not performed any auditing procedures since that date.

/s/ Kohart Accounting, PA

Kohart Accounting, PA
A Professional Association

November 26, 2014

901 Kentucky • Suite 301 • Lawrence, Kansas 66044 • Phone: 785.856.2882 • Fax: 785.856.2284 • www.kohartaccounting.com

360 ENERGY ENGINEERS, LLC

BALANCE SHEET

As of September 30, 2014

ASSETS

Current Assets
Cash	$417,644
Accounts receivable
Due on contracts, including retainage	159,188
Costs and estimated earnings in excess of billings on uncompleted contracts	123,187
Prepaid expenses and deposits	54,940
Total current assets	754,959

Property, Plant and Equipment
Property, plant, and equipment	196,351
Less accumulated depreciation	(29,881)
Total property, plant and equipment	166,470

Total Assets	$921,429

LIABILITIES AND SHAREHOLDER’S EQUITY

Current Liabilities
Accounts payable	$80,991
Billings in excess of costs and estimated earnings on uncompleted contracts	179,100
Accrued payroll, withholding and payroll taxes	36,291
Total current liabilities	296,382

Shareholder’s Equity
Paid in capital	50,867
Retained earnings	574,180
Total shareholder’s equity	625,047

Total liabilities and shareholder’s equity	$921,429

The accompanying notes are an integral part of these statements.

360 ENERGY ENGINEERS, LLC

STATEMENT OF INCOME AND RETAINED EARNINGS

For the nine months ended September 30, 2014

Earned revenues	$9,949,130
Costs of earned revenues	5,781,319

Gross margin	4,167,811

Selling, General, and Administrative Expenses	1,458,965

Earnings from operations	2,708,846

Other income (expense)
Interest income	538
Dividend and capital gain income	26,177
Investment fees	(4,661)
Total other income	22,054

Net Income	2,730,900

Other comprehensive income (loss)
Unrealized loss on available-for-sales securities	9,101

Total Comprehensive Income	2,740,001

Shareholder’s Equity, January 1	1,439,505

Dividends Paid	(3,605,326)

Shareholder’s Equity, December 31	574,180

The accompanying notes are an integral part of these statements.

360 ENERGY ENGINEERS, LLC

STATEMENT OF CASH FLOW

For the nine months ended September 30, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Total comprehensive income	$2,740,001
Adjustments to reconcile net income to net cash provided by operations:
Depreciation	15,968
Unrealized loss(gain)	(9,101)
Realized loss(gain)	(10,561)
(Increase) decrease in current assets
Accounts receivable - Contracts, including retainage	438,261
Costs and estimated earnings in excess of billings on uncompleted contracts	(123,187)
Prepaid expenses	(46,243)
Increase (decrease) in current liabilities
Accounts payable	(230,152)
Billings in excess of costs and estimated earnings on uncompleted contracts	(38,849)
Accrued payroll, withholding, and payroll taxes	10,334
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	2,746,471

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale of marketable securities	621,440
Reinvestment of investment income, net of fees	(10,955)
Purchase of property, plant and equipment	(128,083)
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	482,402

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	(3,605,326)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(3,605,326)

NET INCREASE (DECREASE) IN CASH	(376,453)

CASH AT BEGINNING OF PERIOD	794,097

CASH AT END OF PERIOD	$417,644

The accompanying notes are an integral part of these statements.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Company Activities and Operating Cycle — The Company is engaged in the energy services industry. A majority of its contracts are fixed-price type contracts that are completed within a year, although some may extend over one or more years.

Cash and Cash Equivalents — For the purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Revenue Recognition — The Company’s revenue is derived primarily form providing engineering services under fixed-fee arrangements. The revenue is recognized on the percentage-of-completion method, measured by the proportion of costs incurred to date to estimated total costs for each job. This method is used because management considers costs incurred to be the best available measure of progress on jobs in process.

The costs of jobs in process include all direct material and labor costs and those indirect costs related to job performance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted jobs are made in the period in which the revisions are determined. The costs of jobs in process are charged to earnings on the percentage-of-completion method used to recognize revenues.

The asset “Costs and estimated earnings in excess of billings on uncompleted contracts,” represent revenues recognized in excess of amounts billed. The liability “Billings in excess of costs and estimated earnings on uncompleted contracts,” represent billings in excess of revenues recognized.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during that reporting period. Actual results could differ from those estimates.

S Corporation — Income Tax Status — The Company is organized as a Limited Liability Company in the State of Kansas, with the consent of its members, the Company has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporate income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Advertising — The Company expense advertising production costs as they are incurred and advertising communication costs the first time the advertising takes place.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies (continued)

Trade Accounts Receivable — Trade accounts receivables are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances that still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Based on management’s assessment of the credit history with customers having outstanding balances and current relationships with them, it has concluded that accounts receivable is fully collectible; accordingly, no allowance for doubtful accounts is required.

Investments — The Company classifies its marketable securities as “available for sale.” Securities classified as “available for sale” are carried in the financial statements at fair value. Realized gains and losses, determined using the first-in, first-out (FIFO) method, are included in earnings; unrealized holding gains and losses are reported in other comprehensive income.

Fair value measurements — The Company has adopted the provisions of FASB ASC 320-10. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining the fair value, the Company uses Level 1 valuation as defined in FASB ASC 320-10. Level 1 valuations are based on quoted prices in active markets for identical assets or liabilities that the Association has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Note 2 — Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of temporarily cash investments, accounts receivable due on contracts and costs and estimated earnings in excess of billings on uncompleted contracts. The company places its temporary cash investments with a financial institution; however for the nine months ended September 30, 2014, the Company had not limited its credit exposure with this financial institution for temporary cash investments in excess of FDIC depository insurance and repurchase agreements from the financial institution secured by securities guaranteed by the United States of America. The Company’s credit exposure for the nine months ended September 30, 2014 was $195,371.

The Company’s customers are mainly located within an approximate radius of 500 miles of Lawrence, Kansas. The Company is exposed to a regional concentration of credit risk in accounts receivable due on contracts in the amount of $159,188 as of September 30, 2014, and costs and estimated earnings in excess of billings in uncompleted contracts in the amount of $123,187 as of September 30, 2014.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 3 — Trade Accounts Receivable

Amounts due on contracts as of September 30, 2014, were as follows:

Completed contracts	$159,188
Progress billing on uncompleted contracts
Retainage

$159,188

Note 4 — Investments

Available-for-sale securities are carried in the financial statement at fair value. Net unrealized holding gains on available-for-sale securities in the amount of $9,101 as of September 31, 2014, have been included in accumulated other comprehensive income.

The Company’s investment in marketable equity securities ended in August 2014.

Note 5 — Contracts in Progress

Information relative to contracts in progress as of September 30, 2014 is as follows:

Expenditures on uncompleted contracts	$1,687,204
Estimated net earnings	530,290
2,217,494
Less billings to date	(2,273,407)

Billings over (under) costs and estimated earnings	$(55,913)

Included in accompanying financial statements in:

Cost and estimated earnings in excess of billings on uncompleted contracts	$123,187
Billings in excess of costs and estimated earnings on uncompleted contracts	179,100

$(55,913)

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 6 — Property, Plant, and Equipment

Construction equipment, vehicles and office equipment are recorded at cost and are depreciated over their estimated useful lives on the straight-line method. Lives vary from 5 to 7 years for equipment and vehicles. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to expense as incurred, significant renewals and betterments are capitalized. The depreciation expense for the nine months ended September 30, 2014 was $15,968.

Property, plant and equipment consisted of the following at September 30, 2014:

Office Equipment	$38,268
Vehicles	88,108
Leasehold Improvements	69,975
Accumulated Depreciation	(29,881)

$166,470

Note 7 — Paid-in Capital

Prior to January 1, 2001, the Company accounted for capital as a partnership. Effective January 1, 2001, the capital amount was reclassified as paid-in capital in order to be consistent with the Company’s current treatment as a subchapter S corporation.

Note 8 — Profit Sharing Plan

The Company provides a 401(k) retirement plan for its employees. At the option of the Company, it may contribute a discretionary percentage to the plan following year-end.

Note 9 — Operating Leases

On July 25, 2014, the Company entered into a forty month lease to operate at 730 New Hampshire, Unit CU-2S in Lawrence, Kansas, commencing August 1, 2014, and continuing through November 30, 2017. Rent expense under the lease agreement for the nine months ended September 30, 2014 totaled $0.

On June 16, 2014, the Company entered into a twenty-two month lease to operate at 8871 Ridgeline Blvd, Suite 160 in Denver, Colorado, commencing July 1, 2014, and continuing through March 31, 2016. Rent expense under the lease agreements for the nine months ended September 30, 2014 totaled $13,694.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 9 — Operating Leases (continued)

Future minimum payments are as follows:

	Lawrence	Denver

2014	$4,000	$5,891
2015	48,000	24,491
2016	48,000	6,200
2017	44,000	—

	$144,000	$36,581

Note 8- Guarantee of Contract Performance

No more than 18 months following the completion of each project, the Company shall provide the customer a savings report identifying the Actual Energy Savings achieved during a period of 12 consecutive months during the period following the completion.

In the event that the Actual Energy Savings falls short of the specific contract’s Energy Savings Guarantee, the Company shall reimburse the customer for the full amount of the difference between the Actual Energy Savings and the Energy Savings Guarantee, as described in the specific contract. Based on the information gathered as part of it monitoring of risks, the Company believes there is only a remote possibility the Actual Energy Savings falls short of the specific contract’s Energy Savings Guarantee and the Company will be required to perform under the guarantee.

Note 10 — Subsequent Events

Subsequent events were evaluated through November 26, 2014, which is the date of financial statements were available to be issued.

As of the final subsequent event evaluation date, the Organization is in the process of being acquired by a publicly traded company.

Note 11 — Risk Management

The Company is exposed to various risks of loss related to limited torts; theft of, damage to and destruction of assets; errors and omissions and natural disasters for which the Company carries commercial insurance. There have been no significant reductions in coverage from the prior year and settlements have not exceeded coverage.